UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A

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Hasbro, Inc.
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On April 25, 2022, Hasbro, Inc. (“Hasbro”) launched a website (the “website”) in connection with Hasbro’s 2022 Annual Meeting of Shareholders. A copy of the materials (other than those previously filed under cover of Schedule 14A) on the website can be found below.
Disclaimer I Agree I Disagree Forward-Looking Statements This website contains "forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as "anticipate: "believe," "could," "estimate; "expect," "forecast," "intend," "may," "plan," "potential," ••project,'" "target," "will"' and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the impact and contributions of our new director appointments, and our ability to achieve our financial and business plans, goals and objectives, including achieving long-term sustainable profitable growth and long-term value for shareholders. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro's filings with the SEC. The statements contained herein are based on Hasbro's current beliefs and expectations and speak only as of the date hereof. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward -looking statements contained on this website or to update them to recent events or circumstances occurring after the date hereof. You should not place undue reliance on forward-looking statements. Additional Information and Where to Find It Hasbro has filed with the SEC a definitive proxy statement on Schedule 14A on April 25, 2022, containing a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for Hasbro's 2022 annual meeting of shareholders The "2022 Annual Meeting"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT I INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE l HEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.secgov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro's website at www.hasbro.com. Participants to the Solicitation Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro in connection with matters to be considered al the 2022 Annual Meeting. Information about Hasbro's executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise. is available in Hasbro's definitive proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 25, 2022. To the extent holdings of Hasbro securities reported in the definitive proxy statement for the 2022 Annual Meeting have changed. such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 fi led with the SEC. These documents are or will be available free of charge at the SEC's website at www.sec.gov I Agree I Disagree © 2022 Hasbro, Inc. All Rights Reserved.

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 Vote for Hasbro’s Board of Directors Hasbro’s highly skilled Board, with expertise and experience directly relevant to overseeing Hasbro’s world class portfolio of assets across multiple play and entertainment categories, is maximizing value for all shareholders.

 Alta Fox is attempting to install five dissident director nominees who lack any relevant industry expertise to push an agenda to spin off the Wizards of the Coast business (“Wizards”). We believe this proxy fight is ill-timed, Alta Fox’s agenda will not create value for shareholders and its nominees offer no beneficial experience to Hasbro’s Board or the Company. Alta Fox’s campaign, which began just days after the passing of our long-time CEO Brian Goldner, is a distraction at a time when our new CEO should be given a chance to focus solely on our business for the benefit of all our stakeholders. The proposal to spin off Wizards would not create value and illustrated clear misunderstandings of our significant investment (over $1 billion in the last five years), support from the Board in growing the Wizards business (150% growth in MAGIC: THE GATHERING alone in the last five years), benefits Wizards receives from being part of Hasbro and the ability of our Brand Blueprint strategy to drive the future performance of Wizards and the entirety of Hasbro’s business. Chris Cocks’s specific combination of expertise in both the Wizards business and the next generation of gaming makes him ideally positioned to develop, in conjunction with the Board, the strategy for the future of Hasbro. The Board fully supports Chris and believes that, given the opportunity to execute with such support, his forward-looking, consumer-focused strategy and gameplan will help create and drive long-term shareholder value in the best interests of ALL shareholders. Vote the WHITE proxy card to support the Hasbro Board of Directors at the Company’s annual meeting of shareholders on June 8, 2022. otal shareholder return since Hasbro instituted the Brand Blueprint strategy 279%1 Board members with digital gaming, media or consumer products expertise 12 of 13 Amount invested in growing Wizards of the Coast over the last 5 years, driving 150% growth in MAGIC: THE GATHERING alone >$1 billion ¹ vs. 245% returned by the S&P 500 Consumer Durables index; 5/22/2008 through 4/22/2022

 A Word from Hasbro’s Board and CEO Richard Stoddart Headshot Richard S. Stoddart Chair of the Board “I know I can speak for our full Board when I say we are thrilled to work closely with Chris to continue our terrific momentum and maximize value for our shareholders. He is absolutely the right choice to lead Hasbro at this time. The skills and experiences of our current Board perfectly complement Chris’s passion for gaming, the consumer, multi-generational play and an exceptional ability to drive growth. It’s truly a winning team.” Meet the Hasbro Board Chris Cocks Headshot Chris Cocks Chief Executive Officer “The Board has been a great partner for me as President of Wizards of the Coast. They constantly push me to think bigger and have a growth mindset. They have really challenged me and the entire team to generate the highest and biggest ROI impact for our fans and for our shareholders. As CEO I’ve had nothing but a great experience with them in my first hundred days since being announced. They’ve been very supportive of the new strategy shift that we’re trying to drive and the big strategy review that we have under way with the senior management team.” Read Our Letters to Shareholders

 The Board of Directors operates with the best interests of ALL shareholders in mind as evidenced by the thorough succession planning process that identified Chris Cocks as Hasbro’s new CEO. Hasbro’s Board and management team regularly engage with our shareholders to hear their viewpoints regarding our Board of Directors and broader corporate strategy.  We are very disappointed that Alta Fox continues to be more interested in chasing headlines and making a name for its founder and fund than engaging constructively. It has used a cherry-picked narrative that is not representative of the actions our Board has taken to try to constructively and quickly resolve this matter in the best interests of all shareholders.  Our Board has independently and carefully considered the appropriateness of a spin-off of Wizards and found that a spin-off of Wizards would not create value for all shareholders. In our view it would limit growth and result in meaningful missed strategic and financial opportunities for both Wizards and the Hasbro business overall, in contrast to Alta Fox’s thesis. We encourage shareholders to support Chris in executing in his new role, employing the Wizards gameplan at Hasbro and enacting his vision, along with the full support of our highly skilled, diverse, proven and recently refreshed Board.  Latest News 04.25.22 Hasbro Board of Directors Issues Letter to Shareholders Press Release 04.04.22 Elizabeth Hamren and Blake Jorgensen Join Hasbro’s Board of Directors Press Release View all shareholder resources Contact us

Hasbro’s Highly Qualified Board Our Board’s expertise and experience is directly relevant to overseeing Hasbro’s world class portfolio of assets across multiple play and entertainment categories. Our highly qualified and experienced Board consists of 13 directors, 12 of whom are independent and more than half of whom are diverse across gender and ethnicity. Our Board consists of members with deep qualifications and expertise in digital gaming, media and content, consumer products, entertainment, marketing, capital allocation and ESG. Given the dynamic and diverse nature of our business, it is important that our Board has representation across these areas. Circle chart showing the relevant skill sets displayed by the Hasbro Board Circle charts showing diversity, strong independent leadership, tenure and age statistics of the Hasbro Board We recently added to the Board Chris Cocks, Liz Hamren and Blake Jorgensen – three highly qualified and sought-after senior executives with significant expertise in gaming, technology, entertainment and capital allocation. Our track record of Board refreshment speaks for itself. With the recent additions of Liz and Blake, and with the appointment of Chris as part of the CEO transition, we have added three new perspectives to the Board since the beginning of the year. Overall, we have added six new directors since 2016, replacing six departing directors since 2017. We also have plans to reduce the size of our Board in the near term, while allowing for continuity and transition time for our new Board members. Specifically, we expect to reduce the Board by one member by the 2023 annual shareholders meeting and another member by the year following, resulting in an 11-member Board by the 2024 annual shareholders meeting.

Our Board Richard S. Stoddart served as Hasbro’s interim Chief Executive Officer from October 2021 to February 2022, following the passing of the Company’s former Chairman and CEO, Brian Goldner. He was appointed Chair of the Board of Hasbro in February 2022. Mr. Stoddart is the former President and Chief Executive Officer of InnerWorkings, Inc. (a global marketing execution firm), serving in that role since 2018 until 2020 when Innerworkings, Inc. was acquired. Mr. Stoddart was the Chief Executive Officer of Leo Burnett Worldwide from February 2017 to 2018, the Chief Executive Officer of Leo Burnett North America from 2013 to 2016 and the President of Leo Burnett North America from 2005 to 2013.  QUALIFICATIONS Extensive experience in the advertising, marketing and communications industries, including in television, digital, social media, point-of-sale, packaging and print, and in building global brands and businesses. As the former Chief Executive Officer of InnerWorkings, the largest global marketing execution company, Mr. Stoddart became recognized for his strategic and commercial leadership of the company, investor and analyst communications, and financial stewardship as well as his expertise in all facets of marketing execution and marketing supply chain management. In his prior role as Chief Executive Officer of one of the world’s largest advertising agencies, Mr. Stoddart was recognized for his leadership in the development and integration of shopper, digital, social and mobile capabilities as part of a company’s overall marketing and brand strategy. Possesses knowledge, expertise and experience regarding branding and brand building, marketing and marketing strategy across media platforms, including in traditional advertising, digital advertising and social media; expertise in media planning, launching branded content and products; expertise in marketing production, logistics and execution; and expertise in media trends and strategic planning for businesses building content-driven brands.  OTHER CURRENT PUBLIC COMPANY BOARDS None FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS Innerworkings, Inc. Kenneth A. Bronfin - Senior Managing Director, Hearst Ventures Kenneth A. Bronfin is Senior Managing Director of Hearst Ventures (the strategic investment division of diversified media, information and services company Hearst Corporation), serving in this role since 2013. Prior to that, he served as President of Hearst Interactive Media since 2002, and Deputy Group Head of Hearst Interactive Media since 1996. QUALIFICATIONS Broad expertise and experience in operational and executive roles in the traditional and digital media sectors, including work in strategic planning, business development, technology development and corporate finance. More than 25 years of experience in evaluating, investing in, and growing a broad range of technology and digital ventures, including digital gaming companies, while leading a global corporate venture capital organization. Experience in executive positions where he led new business ventures, strategic investments, and acquisitions across the digital content and technology sectors. Substantial international expertise in a range of operational skills in and around business development, advertising and marketing, consumer insights, business analytics, and talent development. Experience serving on private and public company boards of directors, both domestic and international. OTHER CURRENT PUBLIC COMPANY BOARDS None FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None

Michael Burns - Vice Chairman, Lions Gate Entertainment Michael R. Burns is the Vice Chairman and a member of the board of directors of Lionsgate Entertainment Corp. (a global entertainment company with significant motion picture and television operations), serving in this role since 2000. Mr. Burns has played an integral role in building Lionsgate into a more than $5 billion diversified global content platform with a reputation for innovation. He also helped spearhead Lionsgate’s $4.4 billion acquisition of Starz, the biggest deal in the company’s history. From 1991 to 2000, Mr. Burns was the Managing Director and Head of the Los Angeles Investment Banking Office of Prudential Securities Inc.   QUALIFICATIONS Extensive knowledge and experience in content development and brand building, including in the use of creative storytelling and immersive entertainment across platforms to build global entertainment franchises. Significant experience in the entertainment industry, including operating and financial expertise in motion picture and television development, production, financing, marketing, distribution and monetization. Expertise in strategic planning, investing and content building in media and entertainment-driven multi-platform businesses. Investment banking, corporate finance and international business experience. OTHER CURRENT PUBLIC COMPANY BOARDS Lionsgate Entertainment Corp. FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None Hope Cochran - Managing Director, Madrona Venture Group Hope F. Cochran is a Managing Director at Madrona Venture Group (a technology-focused venture capital group). Prior to joining Madrona in January 2017, Ms. Cochran was the Chief Financial Officer of King Digital Entertainment, the creator of Candy Crush and other successful mobile games, from 2013 to 2016, where she helped drive the company’s employee and revenue growth, guided the Company’s IPO and successfully completed a $5.9 billion acquisition by Activision. From 2005 to 2013, Ms. Cochran was a financial executive at Clearwire, Inc., serving as Chief Financial Officer from 2011 to 2013.  QUALIFICATIONS Extensive experience spanning more than 20 years as a senior financial executive in the digital gaming and telecom industries. Significant knowledge of development of digital content businesses. International business expertise in managing global teams, and talent in managing, growing and overseeing global businesses. Substantial experience as a chief financial officer and overseeing financial and accounting issues for public companies. OTHER CURRENT PUBLIC COMPANY BOARDS MongoDB, Inc. Audit Committee Chair New Relic, Inc. Audit Committee Chair FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None

 Chris Cocks - Chief Executive Officer, Hasbro, Inc. Mr. Cocks has served Chief Executive Officer of Hasbro since February 2022. Prior to that, he served as President and Chief Operating Officer of Wizards of the Coast and Digital Gaming since 2021 and prior to that served as President of Wizards of the Coast since 2016, when he joined Hasbro from Microsoft. During his 14 years at Microsoft, Mr. Cocks led a global sales and technical engagement team as Vice President, OEM Technical Sales and served in product management and marketing leadership positions at MSN and Xbox Games, where he worked on hit franchises like HALO and FABLE. QUALIFICATIONS Highly strategic leader, who understands how to create and nurture brands to drive fan and consumer connection across channels. Ability to channel storytelling passion into consumer experiences — across gaming, consumer products and entertainment. Under his executive leadership as President and CEO of Wizards of the Coast, doubled global revenue, surpassing $1 billion in 2021. Unique vision, skill and experience in tabletop and digital gaming, combined with extensive omni-channel experience and proven track record. OTHER CURRENT PUBLIC COMPANY BOARDS None FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None Lisa Gersh - Outside Advisor; Former Chief Executive Officer, Alexander Wang Lisa Gersh is an outside advisor to companies investing in the media space. She previously served as the Chief Executive Officer of Alexander Wang (a global fashion brand) from October 2017 to October 2018. Ms. Gersh served as the Chief Executive Officer of Goop, Inc. (a lifestyle publication curated by Gwyneth Paltrow) from 2014 to 2016, and President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. (an integrated media and merchandising company) from 2012 to 2013. Prior to that, she served as President and Chief Operating Officer of Martha Stewart Living Omnimedia, Inc. from 2011 to 2012, and a director of Martha Stewart Living Omnimedia, Inc. from 2011 to 2013.  QUALIFICATIONS Extensive experience in the media, branded products and entertainment industries, including television, digital entertainment and publishing. Operating and executive positions with multiple leading media and brand-driven companies, including as Chief Executive Officer of Alexander Wang, Chief Executive Officer of Goop, Inc., President and Chief Executive Officer of Martha Stewart Living Omnimedia and President and co- founder of Oxygen Media. Expertise in business and strategic planning, in media, retail, brand-driven and entertainment industries, including the cable television and digital industries. Skilled and highly knowledgeable in marketing and branding, media trends and in building global brand-driven businesses. OTHER CURRENT PUBLIC COMPANY BOARDS Establishment Labs Holdings Inc. Nominating and Governance Committee Chair Moneylion Nominating and Governance Committee Chair Compensation Committee Pershing Square Tontine Holdings, Ltd. Compensation Committee Chair Audit Committee FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS comScore, Inc.

 Elizabeth Hamren - Chief Operating Officer, Discord Inc. Elizabeth Hamren has served as Chief Operating Officer at Discord Inc., a voice, video and text communication service that enables people to gather virtually, including while gaming, since December 2021. Prior to joining Discord, Ms. Hamren served as a Corporate Vice President at Microsoft Corporation from March 2017 to December 2021 running product and engineering for Xbox consumer products, including developing and launching the Xbox Series X|S and leading Xbox Game Pass. Prior to that, from August 2015 to March 2017, she led Global Marketing and Sales for Oculus at Meta Platforms, Inc. (formerly Facebook, Inc.), where she launched the industry-defining Oculus Rift virtual reality headset. Earlier in her career, from November 2012 to October 2014, Ms. Hamren was Vice President of Marketing at Dropcam, Inc., where she ran marketing, subscriptions, and direct sales, prior to the company being sold to Google/Nest. Ms. Hamren holds a BSE in Civil Engineering and Operations Research from Princeton University, and an M.B.A. from Harvard Business School.  QUALIFICATIONS Extensive management experience at world-class companies. Extensive background in engineering, product management, marketing and operations for subscription-based technology products and gaming companies. Expert in consumer tech products, including leading product and engineering for Xbox consumer products and services, including the flagship Xbox Game Pass subscription service, Xbox hardware and platform software, and PC experiences. Proven track record in leading companies to growth in user base, including direct experience launching and scaling some of the most popular consumer technology and subscription-based services in the world. OTHER CURRENT PUBLIC COMPANY BOARDS LegalZoom.com, Inc. FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None Blake Jorgensen - Executive Vice President, Special Projects Electronic Arts Inc. Blake Jorgensen is Executive Vice President of Special Projects at Electronic Arts Inc. (“EA”), which he joined in 2012 as Chief Financial Officer. Mr. Jorgensen has over 20 years of experience in finance across various industries with a deep understanding of finance, consumer products, technology and gaming. Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of EA from September 2012 to March 2022, and as EA’s Chief Operating Officer from April 2018 to October 2021. Since 2012, he has also managed EA’s Business Development team which is in charge of all licensing deals in sports and entertainment, as well as the Corporate Development team which is in charge of all M&A and partnerships. Prior to joining EA, Mr. Jorgensen served as Executive Vice President and Chief Financial Officer of Levi Strauss & Co. from July 2009 to August 2012 and was Executive Vice President and Chief Financial Officer of Yahoo! Inc. from June 2007 to June 2009. Before joining Yahoo! Inc., Mr. Jorgensen also served as the Chief Operating Officer and Co-Director of Investment Banking at Thomas Weisel Partners, which he cofounded in 1998. He has also held financial and operational positions at Montgomery Securities, MAC Group/Gemini Consulting and Marakon Associates. Mr. Jorgensen earned his M.B.A. from Harvard Business School and his undergraduate degree from Stanford University. QUALIFICATIONS More than a decade as a senior executive at a leading digital gaming company. Deep experience across finance, operations, consumer products, technology and gaming. Expertise in capital allocation as a C-suite executive at multiple public companies, completing multiple significant M&A transactions throughout his career. Consistent track record of driving growth and shareholder returns. Demonstrated change agent leading a shift in revenue mix from legacy format to next generation interactivity in a leading digital gaming company. OTHER CURRENT PUBLIC COMPANY BOARDS None FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None

Tracy A. Leinbach - Former Executive Vice President and Chief Financial Officer Ryder System, Inc. Tracy A. Leinbach served as interim Chair of the Board from October 2021 to February 2022, following the passing of the Company’s long-time Chairman and CEO, Brian Goldner. She previously served as Executive Vice President and Chief Financial Officer for Ryder System, Inc. (a global logistics and transportation and supply chain solutions provider) from 2003 until 2006. Prior thereto, Ms. Leinbach served as Executive Vice President, Fleet Management Solutions for Ryder since 2001. Prior to her career with Ryder, Ms. Leinbach worked for PricewaterhouseCoopers in public accounting and was a CPA.  QUALIFICATIONS Extensive business experience in global operations, strategic and financial planning, auditing and accounting. Significant experience involving global operating and financial management, responsibility and oversight, as well as global supply chain management, with Ryder, spanning a career with Ryder of over 21 years. During her career she led the company’s largest business unit in the U.S., as well as units in Europe, Mexico and Canada. Experience as a controller and chief financial officer at many of Ryder’s subsidiaries and divisions. Possesses knowledge, expertise and experience in strategic planning, management, operations, logistics and risk management for a large multinational company, corporate finance, sales, and expertise in issues regarding financial reporting and accounting issues for large public companies. OTHER CURRENT PUBLIC COMPANY BOARDS  Veritiv Corporation Compensation and Leadership Development Committee Chair Nominating and Governance Committee FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS Forward Air Corporation  Edward M. Philip - Retired Chief Operating Officer, Partners in Health Edward M. Philip served as the Chief Operating Officer of Partners in Health (a non-profit healthcare organization) from January 2013 to March 2017. In addition, Mr. Philip was a Special Partner at Highland Consumer Fund (consumer-oriented private equity fund), serving in this role from 2013 to 2017. He served as Managing General Partner at Highland Consumer Fund from 2006 to 2013. Prior to that, Mr. Philip served as President and Chief Executive Officer of Decision Matrix Group, Inc. (research and consulting firm) from May 2004 to November 2005, and was Senior Vice President of Terra Networks, S.A. (global Internet company) from October 2000 to January 2004. In 1995, Mr. Philip joined Lycos, Inc. (an Internet service provider and search company) as one of its founding members. During his time with Lycos, Mr. Philip held the positions of President, Chief Operating Officer and Chief Financial Officer at different times.  QUALIFICATIONS More than 30 years of business and management experience, including years of experience as both an operating executive and chief financial officer of multinational corporations. Experience in strategic, business and financial planning in consumer-based and technology-based industries and in overseeing management teams of such companies, as well as in managing teams responding to complex and critical international issues. Possesses expertise regarding internet and technology-based industries, the use of the internet and digital media for building businesses, expertise in strategic planning and execution in complex global organizations. Expertise in consumer trends and in the family entertainment industry. Significant experience in corporate finance, financial reporting and accounting matters for large multinational public companies, as well as in the operation and management of large multinational organizations. OTHER CURRENT PUBLIC COMPANY BOARDS Blade Urban Air Mobility Audit Committee Chair United Airlines Holdings, Inc. Audit Committee Nominating and Governance Committee BRP Inc. Human Resources and Compensation Committee Nominating, Governance and Social Responsibility Committee FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS  None

Laurel J. Richie - Former President Women’s National Basketball Association Laurel J. Richie has been an independent branding consultant since 2015. Prior to her current role, Ms. Richie served as President of the Women’s National Basketball Association LLC (“WNBA”) from May 2011 to November 2015. Prior to her appointment in 2011 to the WNBA, she served as Chief Marketing Officer of Girl Scouts of the United States of America from 2008 to 2011. From 1984 to 2008, she held various positions at Ogilvy & Mather, including Senior Partner and Executive Group Director and founding member of the agency’s Diversity Advisory Board. Ms. Richie is a former Trustee of the Naismith Basketball Hall of Fame and currently serves as chair of the Board of Trustees at Dartmouth College, and a consultant to Fortune 100 c-suite executives on matters of personal leadership and corporate culture.  QUALIFICATIONS Significant executive management and leadership experience, together with strategic and operational expertise. Extensive experience and skills in global marketing and brand-management skills. Deep experience in corporate culture. Leader in creating and supporting diverse and inclusive teams. OTHER CURRENT PUBLIC COMPANY BOARDS Bright Horizons Family Solutions Inc. Audit Committee Nominating and Corporate Governance Committee Chair Synchrony Financial Nominating and Corporate Governance Committee Management Development and Compensation Committee Chair FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS None  Mary Beth West - Former Senior Vice President and Chief Growth Officer, The Hershey Company Mary Beth West served as Senior Vice President, Chief Growth Officer of The Hershey Company from May 2017 until January 2020. Ms. West served as Executive Vice President, Chief Customer & Marketing Officer of J.C. Penney Company from 2015 through March 2017. From 2012 to 2014 she was the Executive Vice President, Chief Category & Marketing Officer for Mondelez International, Inc. Prior thereto, from 1986 to 2012, she served in various financial roles of increasing responsibility and culminating in her role as the Chief Marketing Officer for Kraft Foods, Inc.  QUALIFICATIONS Extensive experience and expertise in marketing, brand building, managing global franchises, understanding and applying consumer insights and developing compelling retail and sales experiences. Possesses expertise in strategic and operational planning and execution, skill in managing global teams and a proven track record in delivering top tier consumer experiences and in building global brands. Significant experience in developing growth strategies for complex consumer brand organizations, through use of insights, analytics, marketing, innovation, and research and development. Deep experience in growing some of the world’s best known consumer brands through creative consumer engagement. OTHER CURRENT PUBLIC COMPANY BOARDS Albertsons Companies Compensation Committee Nominating, Governance and ESG Committee Lowes Companies Inc. Audit Committee Sustainability Committee FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS  None

Linda Zecher Higgins - Chief Executive Officer and Managing Partner, The Barkley Group Linda Zecher Higgins is the Chief Executive Officer and Managing Partner of the Barkley Group (a consulting firm focused on cybersecurity and digital transformation), serving in this capacity since January 2017. Prior to that, Ms. Higgins served as the President and Chief Executive Officer, and a member of the Board of Directors, of Houghton Mifflin Harcourt Company, from 2011 to 2016. Prior to that, she was Corporate Vice President, Worldwide Public Sector of Microsoft Corporation from 2003 to 2011.  QUALIFICATIONS Extensive experience in leading the transformation of businesses in the fields of digital publishing, digital learning, and online sales and marketing. Expertise and skill in driving technological innovation and in leading content development and distribution across channels and platforms. Possesses expertise and experience in unified analog and digital content development and distribution, in strategic planning and execution for businesses focused on global cross-platform content development and delivery. Expertise in digital brand building, online business development and in driving technological innovation. OTHER CURRENT PUBLIC COMPANY BOARDS C5 Capital Audit Committee Tenable Holdings, Inc. Compensation Committee Governance Committee FORMER PUBLIC COMPANY BOARDS HELD IN THE PAST FIVE YEARS Houghton Mifflin Harcourt

Our Leadership Chris Cocks - Chief Executive Officer, Hasbro Chris Cocks is Chief Executive Officer of Hasbro and serves on its Board of Directors. Prior to being named Hasbro’s CEO, Chris was President of Hasbro’s Wizards of the Coast and Digital Gaming segment. Chris’s vision, skills and experience, combined with his extensive omni-channel background and proven track record, make him uniquely positioned to unlock Hasbro’s future potential and drive supercharged growth across our brands.  With Chris leading the team at Wizards of the Coast, growth has more than doubled. His bold new approach to customer segmentation unlocked numerous multi-million-dollar ideas and led Wizard’s iconic brand MAGIC: THE GATHERING to multiple years of consecutive growth since 2018. Chris was instrumental in the successful expansion into digital through MAGIC: THE GATHERING Arena for PC and mobile. Additionally, with Chris at the helm, DUNGEONS & DRAGONS became a pop culture powerhouse with over 50M fans to date, and through innovative ideas in digital gaming and entertainment, the brand is set up for ongoing success. Chris has been the driver of Wizards’ new digital publishing capabilities and AAA talent acquisition with its internal Arena Game Studio, Wizards Digital Publishing team, Archetype Entertainment in Austin, TX, Tuque Games in Montreal and our recently announced expansion studios in Raleigh, NC and Seattle, WA.  Prior to joining Hasbro, Chris held senior management positions at Microsoft Corporation, where he guided the marketing strategies of hit Xbox Games franchises including Halo and served as Vice President of OEM Technical Sales. He also worked at LeapFrog as Vice President of Educational Games and began his career in brand management at Procter & Gamble.  Chris graduated from Harvard University in 1996.  Deborah M Thomas Headshot Deborah M. Thomas - Executive Vice President & Chief Financial Officer As Executive Vice President and Chief Financial Officer of Hasbro, Inc., Deborah Thomas leads the company’s global corporate financial operations—from treasury, tax, and investor relations to internal audit, accounting and control, and business planning and analysis. She also oversees the company’s global information technology organization. Since joining Hasbro in 1998, Deborah has played a key role in Hasbro’s expansion across media and markets around the world and has helped manage nearly every major acquisition Hasbro has made over the past two decades. Prior to becoming CFO in 2009, Deborah served as Hasbro’s Corporate Comptroller and Head of Corporate Finance. Before joining Hasbro, she held assurance positions at KPMG Peat Marwick, LLP in the U.S. and the U.K. Deborah currently serves on the boards of Logitech and the Rhode Island Airport Corporation. She has earned recognition for her achievements in and out of the boardroom—as March of Dimes Rhode Island’s Citizen of the Year, and as one of Providence Business News’ CFOs of the Year. Deborah graduated from Providence College and is a CPA.

Eric Nyman - President and Chief Operating Officer, Hasbro Eric Nyman is Hasbro’s President and Chief Operating Officer. Eric has been a valued member of Hasbro for over 18 years, driving consumer-focused innovation across Hasbro’s iconic brand portfolio. Eric demonstrates leadership and creativity that, coupled with his vast industry and company knowledge, will benefit Hasbro as it continues to supercharge growth and unlock value for all stakeholders. Eric also leads all of Hasbro’s licensed consumer products business and Hasbro Pulse, the company’s direct-to-consumer platform.  Prior to being named President and COO, Eric was Chief Operating Officer of Hasbro’s Consumer Products segment and Chief Consumer Officer, Hasbro. Eric was responsible for driving innovation across global design, development and marketing, and oversaw the commercial operations and partner relationships for the company’s extensive brand portfolio, driving significant growth across HASBRO GAMING, NERF, PLAYDOH, TRANSFORMERS and MY LITTLE PONY, along with partner brands like StAR WARS and MARVEL.  Since joining Hasbro in 2003, Eric has served in a number of senior roles, including President of Hasbro North America and General Manager and Senior Vice President of Marketing. Before joining Hasbro, he held leadership positions at Timberland and LEGO.  Eric serves on the Virginia Wesleyan University Board of Trustees. He holds a bachelor’s degree in history from Virginia Wesleyan and an MBA from the Boston College Carroll School of Management.  Cynthia Williams Headshot Cynthia Williams - President, Wizards of the Coast and Digital Gaming As the head of Wizards of the Coast and Digital Gaming, Ms. Williams leads the strategy for two of the biggest names in gaming, MAGIC: THE GATHERING and DUNGEONS & DRAGONS, while driving continued global growth for the division and leading new fan and story-led tabletop and digital experiences. She is building and expanding on the outstanding foundation laid by Mr. Cocks, under whose leadership Wizards of the Coast doubled its revenue from 2018 to 2021.  Ms. Williams joined Hasbro from Microsoft, where she most recently served as General Manager and Vice President, Gaming Ecosystem Commercial Team, and most notably drove the expansion of Xbox Gaming and the acceleration of game-creator growth.  Prior to joining Microsoft, Ms. Williams spent more than a decade at Amazon, where she led the global growth of their e-commerce direct-to-consumer business Fulfilment by Amazon.  Darren Throop Headshot Darren Throop - President & Chief Executive Officer, eOne As President and CEO of eOne, Darren Throop leads Hasbro’s entertainment efforts across film, television, immersive and live. He has established eOne as the leading global talent-driven entertainment studio, with expertise across development, acquisition, production, financing, distribution and sales of both Hasbro brands and original IP. Today, as part of Hasbro, eOne is home to some of the world’s best-loved entertainment brands. Darren grew eOne from Urban Sound Exchange, an independent chain of retail music stores he founded in 1991. Over the years, Darren has expanded eOne’s global footprint through a series of transformative growth initiatives and strategic acquisitions across all areas of entertainment. Darren is Chairman of the IMAX Corporation Board of Directors. He was recently appointed to the Order of Canada for his leadership in the entertainment and film industry. Naj Atkinson Headshot Naj Atkinson - Executive Vice President, Chief Talent and Operations Officer Naj Atkinson has been named Executive Vice President, Chief People Officer at Hasbro, and will assume this position following Dolph Johnson’s retirement in May 2022. In this role, Naj will have strategic oversight of Hasbro’s global HR operating model and be responsible for supporting a culture where everyone thrives. Naj has vast global HR experience and an unwavering commitment to developing talent and creating strong, lasting cultures. She will help shape Hasbro as an organization that puts the customer at the center of decisions, providing and leveraging accurate data to allow insights to drive action. She is a champion for Hasbro’s Diversity, Equity & Inclusion efforts and the company’s commitment to Purpose. Naj joined Hasbro from Dell Technologies, where she served in various leadership positions over more than 20 years, most recently as Senior Vice President of Global HR Services. Naj has a bachelor’s degree from Fisk University in Political Science and a Master’s degree in Organizational Management from Trevecca Nazarene University in Nashville, TN. Naj is passionate about community service—especially efforts supporting underserved youth in the community. *Dolph Johnson announced his plan to retire in May 2022.

Kathrin Belliveau - Executive Vice President and Chief Purpose Officer As Chief Purpose Officer of Hasbro, Inc., Kathrin Belliveau advances Hasbro’s purpose to make the world a better place for all children, fans and families, and expands the positive impact that Hasbro, uniquely, can make. She leads the Global Purpose Organization which consists of strategic functions across the business, including Government Relations, Global Communications, Sustainability, Corporate Social Responsibility, Ethical Sourcing, Philanthropy, and Social Impact. Since joining Hasbro in 1997, Kathrin has led several strategic initiatives that have helped establish Hasbro as a leader in ethical and sustainable business practices. She established Hasbro’s global government relations practice, developed programs to ensure ethical sourcing and product safety, and led the evolution of the company’s CSR strategy and priorities. A magna cum laude and Phi Beta Kappa graduate of Wellesley College, Kathrin is a member of the Wellesley Business Leadership Council. She also holds a law degree from Boston College Law School. Kathrin serves on the boards of several non-profits, including The Toy Association and Year Up. Dolph Johnson Headshot Dolph Johnson - Executive Vice President, Chief Global Human Resources Officer As Executive Vice President and Chief Global Human Resources Officer for Hasbro, Inc., Dolph Johnson leads the company’s global human resources strategy, including all aspects of the employee experience. Over the past two decades, Dolph has shaped Hasbro’s global human resources strategy, helping strengthen benefits, compensation, and succession planning; employee relations, engagement, and performance management; and communications, information systems, and organizational and leadership development. Prior to Hasbro, he held positions at Frito Lay and Ecolab. Dolph currently serves on the board of the Rhode Island Hospital Foundation and co-chairs the Board of Visitors for the D’Amore-McKim School of Business at Northeastern University. He is also a board member of the Pawtucket Foundation, Adoption Rhode Island, and United Way of Rhode Island. Previously, he served as chairperson of the Hasbro Children’s Hospital Gala Committee, board member of Year Up and coach of Bruno United FC, a nonprofit youth soccer club. Dolph holds a BA and MA in psychology from James Madison University and a PhD in organizational psychology from Old Dominion University. *Dolph Johnson announced his plan to retire in May 2022. Tarrant Sibley Headshot Tarrant Sibley - Executive Vice President, Chief Legal Officer and Corporate Secretary As the Chief Legal Officer for Hasbro, Inc., Tarrant Sibley leads the company’s global legal operations. Among other key disciplines, he oversees compliance, employment law, governance, intellectual property, licensing, litigation, M&A, and securities. Before joining Hasbro, Tarrant was an associate with Palmer & Dodge LLP and Hale and Dorr LLP. He received his B.A. in economics from Dartmouth College and his J.D. from Harvard Law School. Steve Zoltick Headshot Steve Zoltick - Executive Vice President, Chief Information Officer Steve Zoltick serves as Chief Information Officer for global play and entertainment company, Hasbro, Inc., where he is responsible for the company’s vast global information technology organization. Since 2011, Steve has led Hasbro through a digital transformation, including the key disciplines of cybersecurity, ecommerce technology, cloud computing, enterprise systems, workforce collaboration tools, data science, program & change management, business analysis, vendor management, and technology adoption. Prior to joining Hasbro, Steve led technology teams and large-scale initiatives at CVS Health, a Fortune 100 retail pharmacy and health benefits provider. There he served as the Vice President of Enterprise Infrastructure and Operations providing strategic leadership and direction for the entire Enterprise. Earlier in his career, Steve worked at Accenture in their technology practice, Cozone.com (CompUSA eCommerce division), and Nervewire Consulting. Steve received a B.A. in economics from Framingham State University. Contact us Get in touch

Home Our Board & Leadership Shareholder Resources How To Vote Important Information Regarding the Annual Meeting Access the latest regulatory filings, press releases, shareholder letters and presentations Press releases 04.25.22 Hasbro Board of Directors Issues Letter to Shareholders Press Release 04.04.22 Elizabeth Hamren and Blake Jorgensen Join Hasbro’s Board of Directors PDF | 471KB 02.16.22 Hasbro Confirms Receipt of Director Nominations From Alta Fox PDF | 33KB 01.05.22 Hasbro Names Chris Cocks as Chief Executive Officer PDF | 32KB

 Shareholder Letters 04.25.22 Letter to Shareholders PDF | 80KB 04.04.22 Chris Cocks Letter to Shareholders PDF | 142KB 04.04.22 Rich Stoddart Letter to Shareholders PDF | 121KB SEC Filings 04.25.22 Hasbro Files Definitive Proxy Statement and Issues Letter to Shareholders Press Release 04.01.22 Appointment of Blake Jorgensen and Elizabeth Hamren to Hasbro’s Board of Directors Press Release Contact us Get in touch  © 2022 Hasbro, Inc. All Rights Reserved. Privacy Policy  Terms of Use

Hasbro Names Chris Cocks as Chief Executive Officer

January 5, 2022

Cocks to Succeed Interim CEO & Board Member, Rich Stoddart, and Join Board of Directors; Stoddart to Become Chair of the Board

Eric Nyman Appointed President & Chief Operating Officer of Hasbro

PAWTUCKET, R.I.--(BUSINESS WIRE)--Jan. 5, 2022-- Hasbro, Inc. (NASDAQ: HAS) today announced that its Board of Directors has appointed Chris Cocks as Chief Executive Officer and member of the Board of Directors, effective February 25, 2022. Mr. Cocks currently serves as President and Chief Operating Officer of Hasbro’s Wizards of the Coast and Digital Gaming division, a global leader in tabletop and digital gaming. He will succeed Interim CEO, Rich Stoddart, who was appointed following the October passing of Hasbro’s longtime CEO Brian Goldner. Mr. Stoddart, who has served as a Hasbro independent director since 2014, will become Chair of the Board, effective February 25, 2022.

Tracy Leinbach, current Chair of the Board, said: “Chris’s appointment marks the culmination of an extensive and thoughtful candidate review and selection process led by the Board. In Chris, we have chosen a leader uniquely positioned to execute and evolve Hasbro’s Brand Blueprint strategy while continuing to generate growth and deliver strong shareholder returns. Chris’s extensive omni-channel experience and proven track record make him the ideal leader for Hasbro as it continues to become the world’s leading play and entertainment company. On behalf of the Board, we thank Rich for serving as Interim CEO during a difficult time for the Hasbro family and are delighted he will serve as Chair of our Board.”

Mr. Stoddart said: “Having known Chris for years and working more closely with him these last several months, I have no doubt that he will be an extraordinary leader for the next phase of Hasbro’s journey. A storyteller and gamer at heart, Chris innately understands how to create and nurture brands to drive fan and consumer connection across channels. He is a highly strategic leader, with the vision, skills and experience to unlock our Brand Blueprint for supercharged growth.”

Mr. Cocks said: “Hasbro has amazing brands, gifted storytellers and unique entertainment assets, and I am humbled to step into the position of CEO at this important time and to build on the strong foundation Brian created. Our consumer products, gaming and entertainment teams are the best and most creative in the business and have shown such incredible resilience. I look forward to working with our highly-experienced senior management team as we continue to reimagine play and entertainment and deliver experiences to families and fans, of all ages, around the world.”

Mr. Cocks has served as President and COO of Wizards of the Coast since 2016, when he joined Hasbro from Microsoft. Wizards of the Coast, a subsidiary of Hasbro, offers games and entertainment under world-renowned brands such as MAGIC: THE GATHERING, DUNGEONS & DRAGONS and DUEL MASTERS. Under Mr. Cocks, Wizards of the Coast has focused on cooperative game play, expanding new digital initiatives and creating a robust workforce of back-end developers, digital designers, 3D artists and producers. Under Mr. Cocks’s leadership, revenue at Wizards of the Coast has more than doubled, surpassing $1 billion in 2021.

During his 14 years at Microsoft, Mr. Cocks led a global sales and technical engagement team as Vice President, OEM Technical Sales and served in product management and marketing leadership positions at MSN and Xbox Games, where he worked on hit franchises like HALO and FABLE.

The Company expects to name a new president for Wizards of the Coast in the coming weeks.

Eric Nyman to Become Hasbro’s President and Chief Operating Officer

Hasbro also announced the appointment of longtime leader Eric Nyman as President and Chief Operating Officer, effective February 25, 2022. In this new role, Mr. Nyman will oversee global business, operational and foundational platform investments; continue to lead Hasbro’s overall consumer licensing strategy and strategic partnerships; and oversee Hasbro’s global supply chain, directing the strategy for a next-generation consumer direct distribution platform.

Mr. Stoddart continued: “Eric has been a valued member of the Hasbro team for more than 18 years, inspiring our people, and driving consumer- focused innovation across our iconic brand portfolio. The Company will benefit from his vast knowledge, creativity and leadership as he takes on this new, expanded role on our senior management team.”

Mr. Nyman, who joined Hasbro in 2003, currently serves as Chief Consumer Officer and Chief Operating Officer of Hasbro Consumer Products. In this role, he leads the Hasbro Consumer Products business unit, including oversight for operations and partner relationships, Hasbro’s licensed consumer products business and Hasbro Pulse, the Company’s direct-to-consumer platform. He previously served in a number of senior roles, including President of Hasbro North America and General Manager and Senior Vice President of Marketing.

About Hasbro

Hasbro (NASDAQ: HAS) is a global play and entertainment company committed to making the world a better place for all children, fans and families. Hasbro delivers immersive brand experiences for global audiences through consumer products, including toys and games; entertainment through eOne, its independent studio; and gaming, led by the team at Wizards of the Coast, an award-winning developer of tabletop and digital games best known for fantasy franchises MAGIC: THE GATHERING and DUNGEONS & DRAGONS.

The Company’s unparalleled portfolio of approximately 1,500 brands includes MAGIC: THE GATHERING, NERF, MY LITTLE PONY, TRANSFORMERS, PLAY-DOH, MONOPOLY, BABY ALIVE, DUNGEONS & DRAGONS, POWER RANGERS, PEPPA PIG and PJ MASKS, as well as premier partner brands. For the past decade, Hasbro has been consistently recognized for its corporate citizenship, including being named one of the 100 Best Corporate Citizens by 3BL Media and one of the World’s Most Ethical Companies by Ethisphere Institute. Important business and brand updates are routinely shared on our Investor Relations website, Newsroom and social channels (@Hasbro on Twitter, Instagram, Facebook and LinkedIn.)

Hasbro Forward-Looking Statements

Certain statements in this press release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements include statements related to expected leadership changes, the structure of Hasbro’s management operations and similar statements concerning anticipated future events and expectations that are not historical facts. Hasbro’s actual actions or results may differ materially from those expected or anticipated in the forward-looking statements due to both known and unknown risks and uncertainties. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the U.S. Securities and Exchange Commission. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this press release. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this press release or to update them to reflect events or circumstances occurring after the date of this press release. You should not place undue reliance on forward- looking statements.

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View source version on businesswire.com: https://www.businesswire.com/news/home/20220105005956/en/

Investors: Debbie Hancock | Hasbro, Inc. | (401) 727-5401 | debbie.hancock@hasbro.com
Media: Carrie Ratner | Hasbro, Inc. | (401) 556-2720 | carrie.ratner@hasbro.com

Source: Hasbro, Inc.

Home Our Board & Leadership Shareholder Resources How To Vote How to Vote The Board of Directors of Hasbro recommends shareholders vote “FOR” the Hasbro Board at the upcoming Annual Meeting by voting the WHITE proxy card.

 Your Board of Directors does not endorse any of the Alta Fox nominees and unanimously recommends that you vote “FOR ALL” the nominees proposed by your Board of Directors on the WHITE proxy card. Your vote is extremely important no matter how many shares you own. Whether or not you expect to participate in the annual meeting, please vote and submit your proxy over the Internet, by telephone or by mail. If you have any questions or require any assistance with voting your shares, please contact either of Hasbro’s proxy solicitors: Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 Shareholders may call toll-free: 1 (877) 825-8971 Banks and Brokers may call collect: 1 (212) 750-5833 Morrow Sodali LLC 509 Madison Avenue, 12th Floor New York, NY 10022 Toll-free: 1 (800) 662-5200 Collect: 1 (203) 658-9400

Hasbro investor and media contacts Debbie Hancock Senior Vice President Investor Relations debbie.hancock@hasbro.com 401-727-5401 Carrie Ratner Senior Vice President Global Corporate Communications carrie.ratner@hasbro.com 401-556-2720  © 2022 Hasbro, Inc. All Rights Reserved. Privacy Policy  Terms of Use

The following is a transcript of a video from Richard S. Stoddart, Chair of the Hasbro Board of Directors, that was posted on the website on April 25, 2022.

Hi, I’m Rich Stoddart, Chair of the Hasbro Board of Directors.

We’re thrilled to welcome Liz Hamren and Blake Jorgenson to our Board. Liz and Blake are as talented and skilled as they come and they bring outstanding digital gaming expertise, along with impressive credentials in technology, operations and capital allocation.

As COO of Discord, a virtual gaming platform, Liz brings tremendous leadership experience in digital gaming, plus a fresh digital perspective that will be invaluable to our brands and broader business.

As former CFO and COO at Electronic Arts, Blake helped drive a 27% annualized TSR during his tenure, and clearly brings impressive expertise in capital allocation, gaming, consumer products and technology to the Board.
Appointing Liz and Blake was the culmination of our Board’s ongoing process to find the best possible directors to support the Company and Chris Cocks in continuing to drive phenomenal growth for our business.

Liz and Blake bring the kind of experience that our shareholders told us directly they wanted on our Board – and we’re confident that we delivered. We’re committed to being fully responsive and fully accountable to our long-term shareholders’ needs. It’s our job to ensure that our actions are informed by their viewpoints. We know Liz and Blake will make immediate and valuable contributions that will benefit all our shareholders.

Succession planning and Board refreshment have always been top priorities for our Nominating, Governance and Social Responsibility Committee and the entire Board.

While a robust succession planning process was underway before Brian Goldner’s sudden passing, the board accelerated that process, which led to the appointment of Chris Cocks as CEO. As President of Wizards of the Coast, Chris drove 150% growth in high margin revenue in Magic: The Gathering alone, which has been supported by $1 billion of investment in Wizards by Hasbro over the last 5 years. This performance set us up for exceptional future growth opportunities across tabletop and digital gaming.

There’s no doubt Chris is a force to be reckoned with and an agent of change in his new role, and his unique skillset and track record will have a tremendous impact as we continue to position our businesses for the future. The Board and I couldn’t be more excited to support and guide Chris as he leads the next phase of Hasbro’s growth.

Our Nominating, Governance and Social Responsibility Committee, in partnership with the full Board, has also driven an extensive search for new, highly qualified director candidates. This process began before Brian’s passing, and produced two exceptional additions in Liz and Blake, and is part of our ongoing commitment to regular Board refreshment.

Our rigorous process has involved the consideration of more than two dozen potential candidates with exceptional backgrounds.

We regularly engage with our shareholders to hear their views about our Board and strategy, and their feedback was instrumental in our selection process, which involved interviewing two of the Alta Fox nominees, as they were the only ones made available to participate in our director interview process.

Following this process, we extensively discussed all of the candidates, including all of the Alta Fox nominees, with the goal of selecting the candidates with the strongest possible skills and experience to contribute to our long-term success and make an immediate positive impact on the Board.

We determined that the Alta Fox nominees have limited qualifications related to Hasbro’s long-term success, and that their skills and qualifications were inferior to those of several other candidates. We believe they could be more disruptive than additive, notably by pushing a value-destructive agenda to spin off Wizards of the Coast. We do not believe that this is in the best interests of all our shareholders, particularly at this time of change just following the appointment of Chris as our CEO and of Chris, Blake and Liz as new directors.

Our Board’s top focus is working with Chris to help him develop and implement his vision for the future of Hasbro. I feel extremely privileged to serve as Chair of our Board as we guide Chris in his new role.

I know our current Board will make an unstoppable team with Chris in continuing to drive exceptional growth and shareholder value. Our Board members bring world-class experience in areas including digital gaming, technology, consumer products, entertainment, capital allocation, ESG and more that are critical to Hasbro’s success.

Let me give you just a few examples:

o
Take Hope Cochran – she contributes significant gaming experience from the 20 plus years she spent in leadership roles across digital gaming and telecoms, including as CFO of King Digital Entertainment, the creator of Candy Crush, and other successful mobile games.

o	Ken Bronfin brings tremendous expertise in interactive media and digital businesses, and has an extraordinary track record leading and growing today’s most innovative global content platforms.

o	And then of course, Liz and Blake bring exceptional experience in digital gaming along with technology, operations and capital allocation.

I know I can speak for our full Board when I say we are thrilled to work closely with Chris to continue our terrific momentum and maximize value for our shareholders. He is absolutely the right choice to lead Hasbro at this time.
The skills and experiences of our current Board perfectly complement Chris’s passion for gaming, the consumer, multi-generational play and an exceptional ability to drive growth. It’s truly a winning team.

As Chris said in his letter to shareholders around the filing of our preliminary proxy, Hasbro’s opportunity is tremendous with a portfolio of brands, industry-leading entertainment capabilities and multimedia engagement opportunities second to none.

We’ve delivered strong returns over the long-term, but we can do a lot more. With Chris in his new leadership role, we have never been better positioned to supercharge our growth and continue our strong track record of value creation. Our world class portfolio of brands and our phenomenal growth engine in gaming make the possibilities for the future endless.

Chris will be sharing more on his goals and vision for Hasbro in the coming weeks, and we are all looking forward to the investor day in the fall.

The following is a transcript of a video from Chris Cocks, Chief Executive Officer and member of the Hasbro Board of Directors, that was posted on the website on April 25, 2022.

Hi I’m Chris Cox, CEO and Board member of Hasbro.

I joined Wizards in 2016 and what I found there was a fantastic collection of brands, honestly some of my favorites from my childhood, Knights of the Gathering, Dungeons and Dragons – a really great team from our marketers from our sales people to probably most importantly and foundationally our fantastic design and product development team.  And but what I also found there was you know we didn’t have a lot of customer insight or a lot of customer data and we only understood and were connected with ah a fairly small percentage, call it about 5% of our consumer base. So we spent the first 12-18 months really digging in deep with those consumers, expanding the aperture of our understanding with them and as a result we unlocked some really powerful new insights that those talented designers, marketers and sales people were able to turn into multi hundred million dollars of new opportunity. As a result in a little under 6 years we were able to grow the business by over a 150%.

I think the playbook that we followed at Wizards um is exactly the same playbook that we’ll follow at Hasbro.  You know Wizards it was all about focusing and scale, really focusing in on Magic and D&D as cornerstone brands.  Scaling them ah with some really tight initiatives that were consumer focused.  Ah we’ll do that at Hasbro across the business with the themes of games, multi-generational play and entertainment and direct to consumer being particular emphasis areas as we look across our portfolio of brands.

Okay the brand blueprint strategy has been a foundation of Hasbro for over a decade and it will continue to be our core strategy moving forward. I think what we’re going to do is a couple of things. First up we’re going to put the consumer squarely at the center of the brand blueprint, mine terrific consumer insight and open up bold new segmentation and product opportunities inside each of our priority brands.  [00:12:03] We’re going to again, we’re going to then pair that up with a corporate strategy which is focused on focus and scale.  So, taking our big brands and making them bigger, taking our bigger brands and making them more profitable and then we’re going to inject them in categories that we see a lot of pricing power, a lot of margin opportunity and a lot of growth vectors in – specifically games, multi-generational play and entertainment and direct consumer.

Wizards is a core part of Hasbro since 1999 and it’s the cornerstone of our $2.1 billion dollar gaming portfolio which grows over 19% year over year and generates operating profits in excess of 30%. There’s really three elements of why Wizards makes sense in part of Hasbro. The first is the brand blueprint.  Ah wizards is a big beneficiary of it in terms of entertainment, consumer products and licensing benefits that the brand receives. You can see that in what we’re about to do with Dungeons and Dragons with a new blockbuster movie coming out, a series of triple A video games, ah a huge consumer products push and a lot of really interesting licensing partnerships that will come around ah associated with the host of all new collectibles, toys and games that expands the opportunities of the brand to licensing for how we can like make the brand true lifestyle segments for more and more quadrants of people. The second area is Wizards is also a contributor to the brand blueprint not just with the brand it has but in the expertise it has.  Specifically, games and interactive media. They really are a center of excellence for digital game development and that will be something that more and more Hasbro brands leverage over time. And then last but not least there are a lot of corporate synergies to having Wizards part of Hasbro, from IT investment to finance, investor relations, the supply chain to international operations.  Combined those are significant synergies and significant benefits Wizards receives and Hasbro receives by being all part of one family.

The Board has been a great partner for me as President of Wizards of the Coast um you know they constantly push me to think bigger, have a growth mindset and really challenged me and the entire team on generating the, the highest and biggest ROI in impact for our fans and for our shareholders possible. As CEO I’ve had nothing but a great experience with them in my first hundred days since being announced. They’ve been very supportive of the new strategy shift that we’re trying to drive, the big strategy review that we have under way with the senior management team and again have been pushing me to think about our stakeholders in a very cohesive way from shareholders to partners to licensors to the consumers that we service and the communities that we operate in and last but not least, I’m really excited with new members that we have with our Board. Liz Hamren and Blake Jorgensen they bring a fantastic complement of new skills to our Board that I think really aligns well with the gaming, multi-generational play and entertainment and direct to consumer focus areas that our new strategic plan will be driving.

On April 25, 2022, Hasbro sent the following email to certain Hasbro employees.  Certain information linked within this communication has been previously filed or is filed herein under cover of Schedule 14A.

Hasbro Leadership,

Today we announced that our Annual Meeting of Shareholders will be scheduled for June 8, 2022, and we filed our definitive proxy statement with the SEC. We also issued a letter to our shareholders this morning – see here – which we encourage you to read. The letter talks about how our diverse and experienced Board, recently made stronger with the additions of Liz Hamren and Blake Jorgensen, has the right skills and experience to support our leadership team and all employees as we execute the Hasbro Gameplan for future growth and value creation.

In the weeks leading up to our Annual Meeting, Alta Fox will likely attempt to drive media attention with scrutiny of our Board and our business. For the important facts about our performance, Board of Directors, commitment to our shareholders, and other aspects of our business, you can refer to our definitive proxy statement and accompanying shareholder letter. We also launched a website where all proxy related materials can be found along with videos from Chris and Rich.

If you are approached by customers, partners, investors, media, or even contacts on social media, we ask you to direct all inquiries to Carrie Ratner or Debbie Hancock. Please refrain from posting or commenting publicly.

It goes without saying that we are strong believers in our current corporate strategy and future path forward focused on games, multigenerational play and entertainment, and direct to consumer. Let’s not let this distract us from the important work we have ahead to continue driving growth and creating engaging experiences for the millions of current and future consumers and fans who enjoy our brands every day, all around the world.

Thanks.

Chris

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the impact and contributions of our new director appointments, and our ability to achieve our financial and business plans, goals and objectives, including achieving long-term sustainable profitable growth and long-term value for shareholders. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the SEC. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find It

Hasbro has filed with the SEC a definitive proxy statement on Schedule 14A on April 25, 2022, containing a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for Hasbro’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants to the Solicitation

Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro in connection with matters to be considered at the 2022 Annual Meeting. Information about Hasbro’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in Hasbro’s definitive proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 25, 2022. To the extent holdings of Hasbro securities reported in the definitive proxy statement for the 2022 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

The following are advertisements by Hasbro appearing on LinkedIn beginning on April 25, 2022.

Hasbro has delivered exceptional growth and strong long-term returns both on an absolute basis and relative to our closest competitors. That’s why today, we filed our definitive proxy to defend our proven business strategy from an activist investor. Important information here: [Link to letter to shareholders from the Hasbro Board of Directors, dated April 25, 2022, previously filed under cover of Schedule 14A]

Board refreshment has been and will continue to be an ongoing priority for us. We are always looking to find the best candidates that bring relevant expertise to help guide Hasbro’s leadership to deliver strong shareholder returns.  Learn more about our Board, our proven business strategy, and how our new CEO, Chris Cocks, will continue to lead Hasbro towards sustainable and profitable growth.  Important information here: [Link to the website, the content of which is included herein]

The following are advertisements by Hasbro (@Hasbro) appearing on Twitter beginning on April 25, 2022.

Today, @Hasbro filed our definitive proxy to demonstrate to shareholders that our Board and CEO, Chris Cocks, are best positioned to lead Hasbro’s next chapter of value-driven success.  Important information here: [Link to letter to shareholders from the Hasbro Board of Directors, dated April 25, 2022, previously filed under cover of Schedule 14A]

Board refreshment @Hasbro is an ongoing priority.  Learn more about how Hasbro’s diverse Board brings relevant expertise to help leadership to deliver strong shareholder returns alongside our proven business strategy.  Important information here: [Link to the website, the content of which is included herein]

The following are advertisements by Hasbro appearing on Google beginning on April 25, 2022.

Hasbro Game Plan | Definitive Proxy Filing | Learn More

Hasbro is committed to delivering sustainable, profitable value to all shareholders. Read our definitive proxy filing here [Link to the website, the content of which is included herein].

Hasbro Game Plan | Delivering Shareholder Value | Important Information

Hasbro recently filed its definitive proxy against an activist investor. Learn how you can support our proven business strategy here [Link to the website, the content of which is included herein].

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Among other things, these forward-looking statements may include statements concerning: the impact and contributions of our new director appointments, and our ability to achieve our financial and business plans, goals and objectives, including achieving long-term sustainable profitable growth and long-term value for shareholders. Specific factors that might cause such a difference include those risks detailed from time to time in Hasbro’s filings with the SEC. The statements contained herein are based on Hasbro’s current beliefs and expectations and speak only as of the date of this communication. Except as may be required by law, Hasbro does not undertake any obligation to make any revisions to the forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication. You should not place undue reliance on forward-looking statements.

Additional Information and Where to Find It

Hasbro has filed with the SEC a definitive proxy statement on Schedule 14A on April 25, 2022, containing a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for Hasbro’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY HASBRO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Hasbro free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Hasbro are also available free of charge by accessing Hasbro’s website at www.hasbro.com.

Participants to the Solicitation

Hasbro, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Hasbro in connection with matters to be considered at the 2022 Annual Meeting. Information about Hasbro’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in Hasbro’s definitive proxy statement for the 2022 Annual Meeting, which was filed with the SEC on April 25, 2022. To the extent holdings of Hasbro securities reported in the definitive proxy statement for the 2022 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.